Dated:  EXHIBIT NO. 24
                                POWER OF ATTORNEY


The registrant and each person whose signature appears below hereby appoint Harley L. Rollins, Michael J. Zwebner and Clinton H. Snyder as attorneys-in-fact with full power of substitution, severally, to execute in the name and on behalf of the registrant and each such person, individually and in each capacity stated below, one or more amendments to the annual report which amendments may make such changes in the report as the attorney-in-fact acting in the premises deems appropriate and to file any such amendment to the report with the Securities and Exchange Commission.

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     Signature                                     Title                                        Date
     ---------                                     -----                                        ----

/s/ HARLEY L. ROLLINS                 President, Chief Executive Officer                   March 28, 2002
----------------------                and Chief Financial Officer (principal
    Harley L. Rollins                 executive officer and principal
                                      Financial and accounting
                                      officer) and Director



/s/ CLINTON H. SNYDER                 Director                                             March 28, 2002
------------------------
    Clinton H. Snyder

/s/ MICHAEL ZWEBNER                   Chairman of the Board and Director                   March 28, 2002
------------------------
    Michael Zwebner

/s/ ALEXANDER WALKER, JR.             Director                                             March 28, 2002
------------------------
    Alexander Walker, Jr.

/s/ ANDREW SILBER                     Director                                             March 28, 2002
------------------------
    Andrew Silber

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